UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2024 (October 22, 2024)

ADDUS HOMECARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34504	20-5340172
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6303 Cowboys Way, Suite 600, Frisco, TX	75034
(Address of principal executive offices)	(Zip Code)

(469) 535-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ADUS	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 22, 2024, Addus HomeCare Corporation (the “Company”) entered into a Fourth Amendment to Amended and Restated Credit Agreement (the “Amendment”), by and among Addus HealthCare, Inc., as the Borrower, the Company, the other Credit Parties party thereto, the Lenders party thereto, and Capital One, National Association, as administrative agent for the Lenders and as a Lender (the “Agent”), which amended the Company’s existing Amended and Restated Credit Agreement, dated as of October 31, 2018, with certain Lenders party thereto and the Agent, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of September 12, 2019, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 30, 2021, and as further amended by that certain Third Amendment to Amended and Restated Credit Agreement, dated as of April 26, 2023 (collectively, as amended, the “Amended and Restated Credit Agreement”; capitalized terms used herein but not otherwise defined shall have the meanings accorded to them in the Amended and Restated Credit Agreement). The Amendment, among other things, (i) increased the Company’s revolving credit facility to an aggregate amount of $650,000,000, (ii) increased the Company’s incremental loan facility to an aggregate amount of $150,000,000, and (iii) extended the maturity date of the credit facility from July 30, 2026 to July 30, 2028.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1*	Fourth Amendment to Amended and Restated Credit Agreement, dated as of October 22, 2024, by and among Addus HealthCare, Inc., as the Borrower, Addus HomeCare Corporation, the other Credit Parties party thereto, Capital One, National Association, as administrative agent and as a Lender, and the other Lenders party thereto.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

*

Schedules and exhibits have been omitted pursuant to Item 601 of Regulation S-K. The Company hereby undertakes to furnish supplementally a copy of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Dated: October 23, 2024	By:	/s/ Brian Poff
	Name:	Brian Poff
	Title:	Chief Financial Officer